SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                      FORM 8-K

                      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     August 1, 1996
                     Date of Report
              Date of Earliest Event Reported

         NET TELECOMMUNICATIONS INCORPORATED
    (Exact Name of Registrant as Specified in its Charter)

    Nevada                33-2279-D         87-0297202
(State or other   (Commission File No.) (IRS Employer I.D. No.)
 Jurisdiction)

             8170 West Sahara Avenue, Suite 203
                    Las Vegas, Nevada 89117
            (Principal Executive Office Address

               Registrant's Telephone Number,
           Including Area Code: (702) 256-9956

                Registrant's Facsimile Number ,
             Including Area Code: (702) 256-9233

                            N/A
 (Former Name or Former Address if Changed Since Last Report)



Item 1. Changes in Control of Registrant.

None; not applicable.

Item 2. Acquisition or Disposition of Assets.

(a) Pursuant to an Agreement and Plan of Merger (the "Plan") dated July 29, 1996, between Net Telecommunications, Incorporated, a Nevada corporation (the "Company"); First Net Telecommunications Subsidiary, Incorporated, a Nevada corporation and recently formed wholly-owned subsidiary of the Company (the
 Net Tel Subsidiary ); Sierra-Net, Inc., a Nevada corporation
( Sierra ); and all of the stockholders of Sierra (the Sierra Stockholders ), Sierra merged with and into the Net Tel Subsidiary, with the Net Tel Subsidiary being the surviving corporation, and each issued, outstanding or subscribed share of common stock of Sierra was exchanged for 100 shares of common stock of the Company, amounting to an aggregate total of 600,000 shares of the Company's "unregistered" and "restricted" common stock. The Plan was treated as a "purchase" for accounting purposes.

Following the completion of the Plan, Sierra became a wholly-owned subsidiary of the Company by virtue of its merger into the Net Tel Subsidiary, which was formed solely for the purpose of this merger.

Immediately prior to the completion of the Plan, there were approximately 8,000,000 outstanding shares of common stock of the Company, and with its completion, there were approximately
8,600,000 outstanding shares.

The source of the consideration used by the Sierra Stockholders to acquire the respective interests in the Company was the exchange of shares of common voting stock of Sierra, and the number of shares received by the Sierra Stockholders in the merger was the result of "arms length" negotiations, as there were no prior material relationships between any of the Sierra Stockholders and the Company or any of the Company's directors, executive officers or "affiliates."


Copies of the Plan and related exhibits, the News Release issued by the Company and the Articles of Merger accompany this Report and are incorporated herein by reference. See Item 7 of this Report.

(b) No material assets of Sierra were succeeded to by the Company in the merger of Sierra into the Net Tel Subsidiary which constituted plant, equipment or other physical property.

Item 3. Bankruptcy or Receivership.

None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5. Other Events.

None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

None; not applicable.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Sierra will be available and filed with the Securities and Exchange Commission within 75 days of the date of filing of this Report.

(b) Pro Forma Financial Information.

Consolidated Pro Forma Financial Statements of the Company taking into account the Plan will be available and filed with the Securities and Exchange Commission within 75 days of the date of filing of this Report.

(c) Exhibits.

                                                    Exhibit
Description of Exhibit*                             Number

Agreement and Plan of Merger                           2

     Exhibit A -   Stockholder of Sierra
     Exhibit B -   Articles of Incorporation of
                   First Net Telecommunications
                   Subsidiary, Incorporated
     Exhibit C -   The Company's Financial Statements
                   for the periods ended December 31,
                   1995, and March 31, 1996*
     Exhibit D -   Exceptions to the Company's
                   Financial Statements
     Exhibit E -   Sierra Balance Sheet
                   For the period ended December 31,
                   1995, and Profit and Loss Statement
                   For the period January 1, 1996, to
                   March 31, 1996
     Exhibit F -   Exceptions to Sierra Financial
                   Statements
     Exhibit F-1 - Further Exceptions to Sierra
                   Financial Statements
     Exhibit - G   Investment Letter
     Exhibit H -   Compliance Certificate of
                   the Company
     Exhibit I -   Compliance Certificate of
                   Sierra
     Exhibit J -   Finders

Articles of Merger and Plan of Merger                 3

News Release                                         19

Documents Incorporated by Reference*

The Company's financial statements, which were filed as an Exhibit to the 8-K Current Report of the Company dated July 5,
1996, and which were Exhibit E to the Agreement and Plan of Merger between the Company and Net Telecommunications,
Incorporated, a Nevada corporation, reported therein.

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Change in Fiscal Year.

None; not applicable.



                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NET TELECOMMUNICATIONS, INCORPORATED



Date:                /s/ Michael W. Gorts
, President

                       AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT (the "Plan") is made this ____ day of July, 1996, by and between Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"); a wholly-owned subsidiary to be formed by Net Tel (the "Net Tel Subsidiary"); Sierra-Net, Inc., a Nevada corporation ("Sierra"); and the person listed in Exhibit A hereof, who is the sole owner of record of all of the outstanding securities of Sierra (the "Sierra Stockholder");

                           W I T N E S S E T H :

          WHEREAS, the respective Boards of Directors of Net Tel and Sierra have adopted certain resolutions whereby the Net Tel Subsidiary and Sierra will merge in a "forward triangular merger" pursuant to the provisions of Sections 368(a)(1) and 368(a)(2)(D) of the Internal Revenue Code and the applicable provisions of the Nevada Revised Statutes, and whereby the Sierra Stockholder will receive shares of common stock of Net Tel in consideration of such merger; and

          WHEREAS, the Net Tel Subsidiary shall be the surviving corporation under the merger, as contemplated by this Plan;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, the Plan and the terms and conditions hereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as required by the laws of the State of Nevada as follows, to-wit:

                                 Section 1

                              Plan of Merger

          1.1 Merger and Surviving Corporation. Sierra will merge into the Net Tel Subsidiary, with Net Tel Subsidiary being the "Surviving Corporation"; the separate existence of Sierra shall cease, and the name of the Surviving Corporation shall become "Sierra-Net, Inc." Until amended, modified or otherwise altered, the Articles of Incorporation of the Net Tel Subsidiary shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of the Net Tel Subsidiary shall continue to be the Bylaws of the Surviving Corporation.

          1.2 Share Conversion. Each share of issued, outstanding or subscribed common stock of Sierra (the "Sierra Shares") shall, upon the effective date of the Plan, be converted into 100 shares of common stock of Net Tel, amounting to 600,000 shares in the aggregate, as outlined in Exhibit A; all fractional shares shall be rounded to the nearest whole share.


          1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all of the restrictions, disabilities and duties of Sierra; and all and singular, the rights, privileges, powers and franchises of Sierra, and all property, real, personal and mixed, and all debts due to Sierra on whatever account, as well for stock subscriptions as all other things in action or belonging to Sierra shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Sierra, and the title to any real estate vested by deed or otherwise in Sierra shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Sierra shall be preserved unimpaired, and all debts, liabilities and duties of Sierra shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Sierra and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Sierra. The employees of Sierra shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Sierra.

          1.5  Survivor's Rights to Assets, Liabilities,
Reserves, etc. The assets, liabilities, reserves and accounts of Sierra shall be recorded on the books of the Surviving
Corporation at the amounts at which they, respectively, shall then be carried on the books of Sierra, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

          1.6 Resignations of Present Directors and Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, with the exception of Michael W. Gorts, the present directors and executive officers of the Net Tel Subsidiary shall resign, in seriatim, and designate the directors and executive officers of Sierra to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Not less than one member of the Board of Directors of Net Tel shall serve on the Board of Directors of the Surviving Corporation at all times.

          1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117. The Surviving Corporation shall also maintain a registered office in the State of Nevada at the same address. The Surviving Corporation shall also maintain an executive office at 917 Tahoe Blvd., Suite 200, Incline Village, Nevada 89450-3709.

          1.8 Adoption. The Plan shall be adopted by the Board of Directors of Net Tel as the sole stockholder of the Net Tel
Subsidiary, and by the Sierra Stockholder.

          1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of the Net Tel Subsidiary and Sierra, and the Nevada Revised Statutes do not require a vote of Net Tel stockholders, dissenters' rights are not applicable under the Plan;

          1.10 Delivery of Certificates by the Sierra
Stockholder. The transfer of the Sierra Shares by the Sierra Stockholder shall be effected by the delivery to Net Tel or its transfer agent of certificates representing the Sierra Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Net Tel and the Net Tel Subsidiary and with any necessary transfer taxes and other revenue stamps affixed (which are usually not applicable) and acquired at the expense of the Sierra Stockholder, and on receipt thereof to the satisfaction of the Surviving Corporation, a stock certificate representing shares in the Net Tel as outlined in Exhibit A shall be issued and delivered to the Sierra Stockholder; as a condition to the exchange of the Sierra Shares, Net Tel and the Surviving Corporation shall require the Sierra Stockholder to execute and deliver and Investment Letter as outlined in Section 4.12 hereof, acknowledging, among other things, that the shares of Net Tel to be received in exchange for the Sierra Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Sierra Stockholder, unless an exemption from such registration is available for any such sale.

          1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

          1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada Revised Statutes have been met.

                                 Section 2

                                  Closing

          The Closing contemplated by Section 1.1 shall be held at the principal executive offices of the Surviving Corporation as outlined in Section 1.7 hereof, not later than ten days following the date of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                 Section 3

         Representations and Warranties of Net Tel and the Net Tel
Subsidiary

          Net Tel and the Net Tel Subsidiary represent and warrant to, and covenant with, the Sierra Stockholder and Sierra as follows:

          3.1 Corporate Status. Net Tel is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Net Tel is a publicly held company, having lawfully offered and sold a portion of its securities to residents of the State of Utah pursuant to an Application of Registration of Securities filed with the Utah Securities Division (now, the "Utah Division of Securities") and an S-18 Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; Net Tel is "current" in the filing of all reports required to be filed by it with the Securities and Exchange Commission, copies of which have been delivered to the Sierra Stockholder and Sierra, and which such reports are true and correct in every material respect; and the securities of Net Tel are currently listed on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD").

          The Net Tel Subsidiary will be organized under the laws of the State of Nevada immediately following the execution and delivery of this Plan, by the filing of the Articles of Incorporation attached hereto as Exhibit B.

          3.2 Capitalization. The authorized capital stock of Net Tel consists of 50,000,000 shares of common voting stock, having a par value of $0.001 per share, of which 8,000,000 shares are subscribed or issued and outstanding, all fully paid and non-assessable; except as may be provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Net Tel.

          The capitalization of the Net Tel Subsidiary shall be as set forth in Exhibit B, and except as provided in this Plan, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of the Net Tel Subsidiary.

          3.3 Financial Statements. The audited financial statements of Net Tel furnished to the Sierra Stockholder and Sierra, consisting of a balance sheet dated December 31, 1995, and March 31, 1996, and a related statement of income for the periods then ended, attached hereto as Exhibit C and incorporated herein by reference, are correct and fairly present the financial condition of Net Tel at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit D, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          3.4 Undisclosed Liabilities. Net Tel has no liabilities of any nature except to the extent reflected or reserved against in its balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

          3.5 Interim Changes. Since the date of its balance sheet, except as set forth in Exhibit D, there have been no (1) changes in financial condition, assets, liabilities or business of Net Tel which, in the aggregate, have been materially adverse;
(2) damages, destruction or losses of or to property of Net Tel, payments of any dividend or other distribution in respect of any class of stock of Net Tel, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

          3.6 Title to Property. Net Tel has good and marketable title to all properties and assets, real and personal, reflected in its balance sheet, and the properties and assets of Net Tel are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

          3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Net Tel, threatened, against or relating to Net Tel, its properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an affiliate of Net Tel is party to any material legal proceeding which could have an adverse effect on the Company (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Net Tel.

          3.8 Books and Records. From the date of this Plan to the Closing, Net Tel will (1) give to the Sierra Stockholder and Sierra or their respective representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that the Sierra Stockholder and Sierra or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Net Tel as the Sierra Stockholder and Sierra or their respective representatives may reasonably request.

          3.9 Tax Returns. Net Tel has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Net Tel and its representatives will keep confidential any information which they obtain from the Sierra Stockholder or from Sierra concerning the properties, assets and business of Sierra. If the transactions contemplated by this Plan are not consummated by July 22, 1996, Net Tel will return to Sierra all written matter with respect to Sierra obtained by Net Tel in connection with the negotiation or consummation of this Plan.

          3.11 Corporate Authority. Net Tel has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the Sierra Stockholder and Sierra or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          3.12 Due Authorization.   The execution of this Plan
and performance by Net Tel hereunder has been duly authorized by all requisite corporate action on the part of Net Tel, and this Plan constitutes a valid and binding obligation of Net Tel and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Net Tel.

          3.13 Environmental Matters. Net Tel has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

          3.14 Access to Information Regarding Sierra. Net Tel and the Net Tel Subsidiary acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Sierra and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Sierra, and with the legal and accounting firms of Sierra, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 4

        Representations, Warranties and Covenants of Sierra and the Sierra Stockholder

          Sierra and the Sierra Stockholder represent and warrant to, and covenant with, Net Tel and the Net Tel Subsidiary as follows:

          4.1 Sierra Shares. The Sierra Stockholder is the record and beneficial owner of the Sierra Shares, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the name, address and number of Sierra Shares owned by the Sierra Stockholder.

          4.2 Corporate Status. Sierra is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

          4.3 Capitalization. The authorized capital stock of Sierra consists of 25,000 shares of common voting stock with a par value of $1 per share, divided into two classes, A and B, with each class having 12,500 shares, of which 6,000 Class A shares are issued and outstanding, all fully paid and non-assessable; except as may be provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of Sierra.

          4.4 Financial Statements. The unaudited financial statements of Sierra furnished to Net Tel, consisting of a balance sheet for the year ended December 31, 1995, and a profit and loss statement for the period from January 1, 1996, through March 31, 1996, attached hereto as Exhibit E and incorporated herein by reference, are correct and fairly present the financial condition of Sierra at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          4.5 Undisclosed Liabilities. Sierra has no material liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit F.

          4.6 Interim Changes. Since the date of its balance sheet, except as set forth in Exhibit F, there have been no (1) changes in the financial condition, assets, liabilities or business of Sierra which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Sierra, payment of any dividend or other distribution in respect of the capital stock of Sierra, or any direct or indirect redemption, purchase or other acquisition of any such stock; or
(3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

          4.7 Title to Property. Sierra has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet, and the properties and assets of Sierra are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit F, with respect to which no default exists.

          4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of Sierra, threatened, against or relating to Sierra, its properties or business, except as set forth in Exhibit F. Further, no officer, director or person who may be deemed to be an affiliate of Sierra is party to any material legal proceeding which could have an adverse effect on Sierra (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Sierra.

          4.9 Books and Records. From the date of this Plan to the Closing, the Sierra Stockholder will cause Sierra to (1) give to Net Tel and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Net Tel may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Sierra as Net Tel may reasonably request.

          4.10 Tax Returns. Sierra has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), the Sierra Stockholder and Sierra and their respective representatives will keep confidential any information which they obtain from Net Tel concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by July 22, 1996, the Sierra Stockholder and Sierra will return to Net Tel all written matter with respect to Net Tel obtained by them in connection with the negotiation or consummation of this Plan.

          4.12 Investment Intent. The Sierra Stockholder is acquiring the shares to be delivered to him under this Plan for investment and not with a view to the sale or distribution thereof, and the Sierra Stockholder has no commitment or present intention to dispose of the Net Tel common stock being received under the Plan. The Sierra Stockholder shall execute and deliver to Net Tel, as a condition to the Closing, an Investment Letter attached hereto as Exhibit G and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the securities of Net Tel being received under the Plan in exchange for the Sierra Shares, and receipt of certain material information regarding Net Tel, including, but not limited to the reports of Net Tel filed with the Securities and Exchange Commission during the past twelve months and a copy of this Plan and all exhibits hereto.

          4.13 Corporate Authority. Sierra has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to Net Tel or its representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          4.14 Due Authorization. The execution of this Plan and performance by Sierra hereunder have been duly authorized by all requisite corporate action on the part of Sierra, and this Plan constitutes a valid and binding obligation of Sierra and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Sierra.

          4.15 Environmental Matters. Sierra has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

          4.16 Access to Information Regarding Net Tel. The Sierra Stockholder and Sierra acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Net Tel and its present and contemplated business operations, management and other factors, all in the form of annual and quarterly reports filed by Net Tel with the Securities and Exchange Commission; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Net Tel, and with the legal and accounting firms of Net Tel, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                 Section 5

                   Conduct of Sierra Pending the Closing

          Except as otherwise provided herein, Sierra and the Sierra Stockholder agree that Sierra will conduct itself in the following manner pending the Closing:

          5.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of Sierra.

          5.2 Capitalization, etc. Sierra will not make any change in its authorized or issued shares of any class, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

          5.3 Conduct of Business. Sierra will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Net Tel, enter into any material commitments except in the ordinary course of business.







                                 Section 6

                  Conduct of Net Tel Pending the Closing

          Except as otherwise provided herein, Net Tel and the Net Tel Subsidiary agree that Net Tel will conduct itself in the following manner pending the Closing:

          6.1 Certificate of Incorporation and Bylaws. No change will be made in the Certificate of Incorporation or Bylaws of Net Tel.

          6.2 Capitalization, etc. Net Tel will not make any change in its authorized or issued shares, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

          6.3 Conduct of Business. Net Tel will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Sierra, enter into any material commitments except in the ordinary course of business.

                                 Section 7

     Conditions Precedent to Obligations of the Sierra Stockholder and
Sierra

          All obligations of the Sierra Stockholder and Sierra under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          7.1 Representations and Warranties True at Closing. The representations and warranties of Net Tel and the Net Tel Subsidiary contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          7.2  Due Performance.  Net Tel and the Net Tel
Subsidiary shall have performed and complied with all the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          7.3 Officers' Certificate. Sierra and the Sierra Stockholder shall have been furnished with a certificate signed by the President and Secretary of Net Tel, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 6.1 and 6.2; and (2) that since the date of the financial statements (Exhibits C hereto), there has been no material adverse change in the financial condition, business or properties of Net Tel, taken as a whole.

          7.4 Opinion of Counsel of Net Tel. The Sierra Stockholder and Sierra shall have received an opinion of counsel for Net Tel, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.12 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of Net Tel to be issued to the Sierra Stockholder under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

                                 Section 8

              Conditions Precedent to Obligations of Net Tel

          All obligations of Net Tel and the Net Tel Subsidiary under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          8.1 Representations and Warranties True at Closing. The representations and warranties of Sierra and the Sierra Stockholder contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          8.2  Due Performance.  The Sierra Stockholder and
Sierra shall have performed and complied with all the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          8.3 Officers' and Stockholders' Certificate. Net Tel shall have been furnished with a certificate signed by the President and Secretary of Sierra and the Sierra Stockholder, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 5.1 and 5.2; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of Sierra taken as a whole.

          8.4 Opinion of Counsel of Sierra. Net Tel shall have received an opinion of counsel for Sierra, dated as of the Closing, to the effect that (1) the representations of Sections 4.2, 4.3 and 4.14 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 4.6, 4.7 or 4.8; and (3) the Sierra Shares to be delivered to Net Tel under this Plan will, when so delivered, have been validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances.

          8.5 Books and Records. The Sierra Stockholder or the Board of Directors of Sierra shall have caused Sierra to make available all books and records of Sierra, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Net Tel at Closing.


          8.6 Acceptance by Stockholders. The terms of this Plan shall have been approved by the sole Sierra Stockholder as evidenced by his signature on Exhibit G.

                                 Section 9

                                Termination

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the Directors of Net Tel or the Sierra Stockholder and Sierra if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Directors of Net Tel or the Sierra Stockholder and Sierra if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                Section 10

                          Survival and Indemnity

          10.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the Closing without regard to any action taken pursuant to this Plan, including without limitation, any investigation made by the party asserting any breach thereof, and shall continue in full force and effect for three years after the Closing.

          10.2 Indemnity from Net Tel and the Net Tel Subsidiary.
Net Tel and the Net Tel Subsidiary agree to indemnify and hold
Sierra and the Sierra Stockholder harmless against and in respect of:

          (a) Any damage, liability, deficiency, loss, cost, expense or claim arising out of or resulting from
               (i) any defect in title, (ii) any
               misrepresentation or omission by Net Tel or the Net Tel Subsidiary herein or in any exhibit hereto, (iii) any materially misleading information furnished by Net Tel or the Net Tel Subsidiary herein or in any exhibit hereto, (iv) any breach by Net Tel or the Net Tel Subsidiary of any representation, warranty or covenant herein or in any exhibit hereto, or (v) any debt or other obligation of Net Tel or the Net Tel Subsidiary existing at or prior to the Closing or arising thereafter in connection with events occurring prior to the Closing (to the extent only that such debt or obligation is attributable to such events prior to the Closing); and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Sierra or the Sierra Stockholder in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 10.2.

          10.3 Indemnity from Sierra and Sierra Stockholder.
Sierra the Sierra Stockholder agree to indemnify and hold Net Tel and the Net Tel Subsidiary harmless from and against and in respect of:

          (a) Any damage, liability, deficiency, loss, cost, expense or claim arising out of or resulting from
               (i) the breach of any representation, warranty or covenant by Sierra or the Sierra Stockholder herein or in any exhibit hereto (ii) any misrepresentation or omission by Sierra or the Sierra Stockholder herein or in any exhibit hereto or (iii) any materially misleading information furnished by Sierra or the Sierra Stockholder herein or in any exhibit hereto; and

          (b) All reasonable costs and expenses (including reasonable attorneys' fees) incurred by Net Tel and the Net Tel Subsidiary in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters indemnified against in this Section 10.3.

          10.4 Not Exclusive Remedy. Any right of indemnity of any party pursuant to this Section 10 shall be in addition to and shall not operate as a limitation on any other right to indemnity of such party pursuant to this Plan, any other document or instrument executed in connection with the consummation of the transaction contemplated hereby, or otherwise.

                                Section 11

                            General Provisions

          11.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

          11.2 Waiver. Any failure on the part of any party hereto to comply with any of their respective obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          11.3 Brokers. Except as otherwise shown in Exhibit J, each party represents to the other parties hereunder that no broker or finder has acted for it/him/ in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it/him/.

          11.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

     If to Net Tel:           Michael W. Gorts
                              8170 West Sahara Avenue, Suite 203
                              Las Vegas, Nevada 89117

     With a copy to:          Leonard W. Burningham, Esq.
                              455 East 500 South, Suite 205
                              Salt Lake City, Utah 84111

     If to Sierra or the      Bruce Komito
     Sierra Stockholder       P. O. Box 3709
                              Incline Village, Nevada 89450

          11.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          11.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          11.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          11.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of any rights under this Plan without the prior written consent of the other parties shall be void.

          11.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.10 Default. In the event of default hereunder, the defaulting party shall be liable to the non-defaulting party for all costs and reasonable attorney's fees incurred in the enforcement of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger effective the day and year first above written.

                         NET TELECOMMUNICATIONS, INCORPORATED

                         /s/    Michael W. Gorts, President


                         SIERRA-NET, INC.


                         /s/    Bruce Komito, President


                         SIERRA-NET STOCKHOLDER


                         /s/   Bruce Komito, Sole Stockholder







                                 EXHIBIT A

                                             Number of Shares
                    Number of Shares            of  Stock of
                    Owned of Long Distance   Silver Ledge to be
Name and Address    International           Received in Exchange


Bruce Komito                  6,000                    600,000
P. O. Box 3709
917 Tahoe Blvd, #200
Incline Village,
Nevada 89450-3709















                                 EXHIBIT B


            ARTICLES OF INCORPORATION OF THE NET TEL SUBSIDIARY



                         ARTICLES OF INCORPORATION

                                    OF

           FIRST NET TELECOMMUNICATIONS SUBSIDIARY, INCORPORATED



     The undersigned natural person, acting as incorporator of the corporation under the Nevada Revised Statutes, adopts the following Articles of Incorporation for such corporation.

                                 ARTICLE I

     Name.  The name of the corporation is "First Net
Telecommunications Subsidiary, Incorporated" (hereinafter, the
"Corporation").

                                ARTICLE II

     Period of Duration. The period of duration of the Corporation is perpetual.

                                ARTICLE III

     Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

                                ARTICLE IV

     Capitalization. The Corporation shall have the authority to issue 1000 shares of common voting stock having a par value of $1 per share. All stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

                                 ARTICLE V

     Initial Resident Agent. The initial resident agent of the Corporation shall be Michael W. Gorts, and the street address and mailing address of the initial resident agent are: 8170 West
Sahara Avenue, Suite 203, Las Vegas, Nevada 89117.

                                ARTICLE VI

     Directors. The Corporation shall be governed by a Board of Directors consisting of no less than two directors. The number of directors constituting the initial Board of Directors is two and the name and street address of the persons who shall serve as directors until their successors are elected and qualified are, to-wit:

               Michael W. Gorts
               9301 Leaping Lily Lane
               Las Vegas, Nevada  89129

               Robert Briare
               6736 Waterville Circle
               Las Vegas, Nevada 89107

                                ARTICLE VII

     Incorporator. The name and street address of the incorporator is:

               Michael W. Gorts
               9301 Leaping Lily Lane
               Las Vegas, Nevada  89129

                               ARTICLE VIII

     Control Share Acquisitions.  The provisions of NRS 78.378 to
78.3793, inclusive, are not applicable to the Corporation.

                                ARTICLE IX

     Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.


                              /s/  Michael W. Gorts

STATE OF NEVADA     )
                    :ss
COUNTY OF CLARK     )

     On the 17th day of July, 1996, personally appeared before me Michael W. Gorts, who duly acknowledged to me that he is the person who signed the foregoing instrument as incorporator; that he has read the foregoing instrument and knows the contents thereof; and that the contents thereof are true of his personal knowledge.


                                   /s/  Lin-Belle Addington
                                   Notary Public

                                 EXHIBIT C


                   NET TELECOMMUNICATIONS, INCORPORATED

                           FINANCIAL STATEMENTS


                   December 31, 1995, and March 31, 1996


          See Exhibit E to the Agreement and Plan of Merger between the Company and Net Telecommunications, Incorporated, which were filed as an Exhibit to the 8-K Current Report of the Company dated July 5, 1996.




                                 EXHIBIT D


                EXCEPTIONS TO NET TEL FINANCIAL STATEMENTS


          The financial statements of Net Tel do not reflect the recent Agreement and Plan of Merger between Net Tel and Net Telecommunications, Incorporated, a Nevada corporation, formerly known as "Long Distance International, Inc." ("Net Tel Private Nevada"), pursuant to which Net Tel, then known as "Silver Ledge, Incorporated," was the surviving corporation in a merger with Net Tel Private Nevada, and under which all of the assets and liabilities of Silver Ledge were exchanged for certain outstanding shares of common stock of Silver Ledge, leaving the surviving corporation (now, Net Tel) with no assets or liabilities immediately prior to the merger with Net Tel Private Nevada and 400,000 outstanding voting securities; and 7,600,000 shares of Net Tel as the surviving corporation were issued in connection with the merger, approximately 6,000,000 shares to the stockholders of Net Tel Private Nevada and 1,600,000 shares to certain consultants to the parties to the merger, resulting in there being 8,000,000 outstanding shares of Net Tel following the completion of the merger, as outlined in Section 3.2 of the Plan. The only material change in Net Tel's financial statements relates to the number of outstanding and authorized shares, which are as set for in Section 3.2 of the Plan, rather than as set forth in the financial statements. A copy of the merger and related exhibits between these parties has been provided to the Sierra Stockholder and Sierra prior to the Closing under this Plan.

          Further, 100,000, 500,000 and 450,000 "unregistered"
and "restricted" shares, respectively, shall be issued to Intralink U.S.A., Inc., a Nevada corporation ("Intralink"), Global Tours, Inc., a Nevada corporation ("Global Tours"), and Las Vegas Reservations, Inc., a Nevada corporation ("Las Vegas Reservations"), pursuant to the Letters of Intent between these respective entities and Net Tel, whereby all of these entities will become wholly-owned subsidiaries of Net Tel, and all of which were subject to the completion of the merger involving Net Tel Private Nevada, and are further subject to the execution and delivery of definitive agreements between the respective parties. Copies of these Letters of Intent and all material documentation respecting these entities have been provided to Sierra and the Sierra Stockholder prior to the Closing under this Plan; however, no assurance can be given that these transactions will be completed.





                                 EXHIBIT E


                             SIERRA-NET, INC.

                FINANCIAL STATEMENTS FOR THE PERIODS ENDED

                      Balance Sheet-December 31, 1995


                                               Dec 31, '95

ASSETS
   Current Assets
     Checking Savings
          Norwest Bank                              9,398.18
          Petty Cash                                   47.36

     Total Checking/Savings                         9,445.54

     Accounts Receivable
          Accounts Receivable                      47,343.55

     Total Accounts Receivable                     47,343.55

     Other Current Assets
          Allowance for Estimated Uncollected      -9,579.00
          Pre-payments, Deposits                    1,600.00
          Undeposited Funds                         2,975.00

     Total Other Current Assets                     5,004.00


     Total Current Assets                          51,785.09

     Fixed Assets
          Fixed Assets                             22,598.21
          Furniture, Fixtures                       2,000.00

     Total Fixed Assets                            24,598.21

TOTAL ASSETS                                       78,383.30

LIABILITIES & EQUITY

   Liabilities
     Current Liabilities
          Accounts Payable
               Accounts Payable                    34,668.34
          Total Accounts Payable                   34,668.34

          Other Current Liabilities
               Accrued payroll payable              7,844.56
               Deposits                            -4,566.65
               Payment advances                    64,275.00
               Payroll Liabilities                  3,137.41
               Sales Tax Payable                       246.90
               Tahoe On-line Collections            -3,068.26

          Total Other Current Liabilities           67,868.96

     Total Current Liabilities                     102,573.30

   Total Liabilities                               102,537.30

   Equity
     Opening Bal Equity                              2,281.90
     Paid in capital                                 1,000.00
     Retained Earnings                             -27,739.72
     Net Income                                     -1,696.18

   Total Equity                                     26,154.00

TOTAL LIABILITIES & EQUITY                          76,383.30











                        SIERRA-NET, INC.
                         Profit and Loss Statement
                January 1, 1996, to March 31, 1996



                                                 Jan - Mar '96

Ordinary Income/Expense
     Income
          Hardware Revenue                         10,430.80
          Internet Service Revenue                229,234.66
          Software revenue                            529.65
          Web Services Revenue                     24,127.75

     Total Income                                 264,322.86

     Gross Profit                                 264,322.86

     Expense
          Advertising                                 520.15
          Bank Service Charges                        306.00
          Commission expense                          700.00
          Computer                                 44,427.34
          Dues and Subscriptions                      341.85
          Equipment Rental                            130.00
          Filing Fees                                  85.00
          Freight                                   1,184.44
          Interest Expense                             96.68
          Licenses and permits                         60.00
          Miscellaneous                             5,529.22
          Outside Services                            232.00
          Payroll Expenses                         36,366.12
          Payroll taxes                             4,123.02
          Postage and Delivery                        476.18
          Professional Fees                           5,962.84
          Rent                                       10,138.00
          Repairs                                     3,003.94
          Supplies                                    2,326.64
          Telecommuncations                          18,844.01
          Telephone                                  43,063.44
          Travel & Entertainment                      1,617.43
          Utilities                                     250.00

     Total Expense                                  179,785.28

     Net Ordinary Income                             84,537.58

Net Income                                           84,537.58





                                 EXHIBIT F

             EXCEPTIONS TO SIERRA FINANCIAL STATEMENTS


          See Exhibit F-1.



                            EXHIBIT F-1


Legal Proceedings

1.   Rider v. Komito, Sierra-Net, Inc., BK Systems, Inc., CV-N-
95-00650-ECR, October 1995, US District Court

Rider, a former employee of Sierra-net, voluntarily resigned his position with Sierra-net in September, 1995. Upon separation from the Company, email sent to Rider's email address, which was used mostly for Company business and was provided by the Company at no cost to Rider, was read by other employees. Rider is claiming violation of the federal wiretapping statutes and is seeking unspecified damages.

2.   Rider v. Komito, Sierra-Net, Inc., BK Systems, Inc., CV95-
07102, October 1995, Nevada 2nd District Court

In a verbal agreement, Rider was offered options to purchase up to 40% of Sierra-net stock at a price of $10,000 and that the options were to have vested over a 4 year period. After voluntarily resigning his position with Sierra-net after 1 year, Rider claims that he was offered a 40% share in the business and not options and is seeking unspecified damages.

3.   Ellis v. Komito, Sierra-net, Inc., Hale, CV96-02217, April
1996, Nevada 2nd District Court

Ellis is a former employee of Sierra-net, who was terminated for cause in February, 1996. In a written agreement dated December, 1995, to which Ellis was a party, it was agreed that Sierra-net would spin of a web design company to which Ellis was entitled stock and stock options, if certain revenue goals were attained. The revenue goals were not attained at th time of Ellis' termination, and in fact have yet to be attained. Ellis seeks to force Sierra-Net to spin off its web business (which has in fact already been done),and unspecified damages.




                                 EXHIBIT G



Net Telecommunications, Incorporated
8170 West Sahara Avenue, Suite 203
Las Vegas, Nevada 89117

Fidelity Stock Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

Re:            Exchange of shares of Sierra-Net,
               Inc., a Nevada corporation
               ("Sierra"), for shares of Net Tel,
               Incorporated, a Nevada corporation
               ("Net Tel or the "Company")

Gentlemen:

          Pursuant to that certain Agreement and Plan of Merger ("Plan") between the undersigned, Sierra, and Net Tel, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan; the Annual Report on Form 10-KSB of Net Tel for the year ended December 31, 1995; and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996; its merger and related exhibits with Net Tel Private Nevada; and all information regarding certain proposed acquisitions or mergers of Net Tel, and I represent and warrant that no director or executive officer of the Company or any associate of either has solicited this exchange; that I am an "accredited investor" as that term is known under the Rules and Regulations of the Securities and Exchange Commission (see Exhibit "A" hereto); and/or I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange, and I am fully capable of bearing the economic risk of the loss of my entire cost basis in the shares of Sierra being exchanged.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or executive officer of the Company whose addresses are listed in the aforesaid Annual Report, or of the legal and accounting firms for the Company. I understand that the accounting firm for Net Tel is Jones, Jensen & Co., Certified Public Accountants, 349 South 200 East, Salt Lake City, Utah 84111, Telephone #801-328-4408; or Dave Thomson, CPA, 180 South 300 West, Salt Lake City, Utah 84101, Telephone #801-328-3900; and that legal counsel for Net Tel is Leonard W. Burningham, Esq. Suite 205, Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, Telephone #801-363-7411.

          I further understand that I must bear the economic risk of ownership of any of the Net Tel shares for a long period of time, the minimum of which will be two (2) years, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or is otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable securities laws, rules and regulations.

          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Net Tel for use by Net Tel as they are being made to induce you to issue me the shares of Net Tel under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered shares" and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for Net Tel, all shares of Net Tel to be issued and delivered to me in exchange for my shares of Net Tel shall be represented by one stock certificate only and which such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares of stock represented by this
          certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Net Tel will attempt to accommodate any stockholders' request where Net Tel views the request is made for valid business or personal reasons so long as in the sole discretion of Net Tel, the granting of the request will not facilitate a "public" distribution of unregistered shares of common voting stock of Net Tel.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

               _________________________________________
               (Name)

               _________________________________________
               (Address)

               _________________________________________

               _________________________________________

               If joint tenancy with full rights
               of survivorship is desired, put the
               initials JTRS after your names.

          Thank you very much.

          Dated this ________ day of __________________, 1996.

                         Very truly yours,


                         ______________________________________

                                 EXHIBIT H



                    CERTIFICATE OF OFFICER PURSUANT TO

                       AGREEMENT AND PLAN OF MERGER


          The undersigned, the President of Net
Telecommunications, Incorporated, a Nevada corporation ("Net Tel"), represents and warrants the following as required by the Agreement and Plan of Merger (the "Plan") between Net Tel and Sierra-Net, Inc., a Nevada corporation ("Sierra"), and the sole stockholder of Sierra (the "Sierra Stockholder):

          1. That he is the President of Net Tel and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Sierra and the Sierra Stockholder.

          2. Based on his personal knowledge, information, belief and opinions of counsel for Net Tel regarding the Plan:

              (i) All representations and warranties of Net Tel contained within the Plan are true and correct;

             (ii)   Net Tel has complied with all terms and
                    provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Net Tel as set forth in its financial statements for the periods ended December 31, 1995, and March 31, 1996, except as set forth in Exhibit D to the Plan.


                         NET TELECOMMUNICATIONS, INCORPORATED


                         /s/  Michael W. Gorts, President

                         /s/  Robert Briare, Secretary

                                 EXHIBIT I


                    CERTIFICATE OF OFFICER PURSUANT TO

                       AGREEMENT AND PLAN OF MERGER


          The undersigned, the President of Sierra-Net, Inc., a Nevada corporation ("Sierra"), represents and warrants the following as required by the Agreement and Plan of Merger (the "Plan") between Sierra, its sole stockholder (the "Sierra Stockholder") and Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"):

          1. That he is the President of Sierra and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Net Tel.

          2. Based on his personal knowledge, information, belief:

              (i) All representations and warranties of Sierra contained within the Plan are true and correct;

             (ii)   Sierra has complied with all terms and
                    provisions required of it pursuant to the Plan; and

            (iii) There have been no material adverse changes in the financial position of Sierra as set forth in its financial statements for the periods ended December 31, 1995, and January 1, 1996, through March 31, 1996, except as set forth in Exhibit F to the Plan.


                              SIERRA-NET, INC.


                              /s/ Bruce Komito, President


                              /s/ Bruce Komito, Personally
                                 EXHIBIT J

                                  Finders


          None.





                            ARTICLES OF MERGER

                                    OF

                             SIERRA-NET, INC.
                          (a Nevada corporation)

                                    AND

           FIRST NET TELECOMMUNICATIONS SUBSIDIARY, INCORPORATED
                          (a Nevada corporation)

To the Secretary of
State of Nevada

     Pursuant to the provisions of Section 92A.190 of the Nevada
Revised Statutes, it is hereby certified that:

     1. The names and addresses of the merging corporations are Sierra-Net, Inc., 917 Tahoe Blvd., Suite 200, Incline Village, Nevada 89450-3709, which is a business corporation organized under the laws of the State of Nevada ("Sierra"), and First Net Telecommunications Subsidiary, Incorporated, 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117, which is a business corporation organized under the laws of the State of Nevada ("First Net Tel").

     2. The following is the Plan of Merger (the "Plan") for merging Sierra with and into First Net Tel as approved by the Board of Directors and stockholders of each of said corporations (with the sole stockholder of Sierra being sometimes called the "Sierra Stockholder"), pursuant to which First Net Tel will be the surviving corporation:

                              Plan of Merger

               1.1 Merger and Surviving Corporation. Sierra will merge into First Net Tel, with First Net Tel being the "Surviving Corporation"; the separate existence of Sierra shall cease, and the name of the Surviving Corporation shall become "Sierra-Net, Inc." Until amended, modified or otherwise altered, the Articles of Incorporation of First Net Tel shall continue to be the Articles of Incorporation of the Surviving Corporation; and the Bylaws of the First Net Tel shall continue to be the Bylaws of the Surviving Corporation.

               1.2 Share Conversion. Each share of issued, outstanding or subscribed common stock of Sierra (the "Sierra Shares") shall, upon the effective date of the Plan, be converted into 100 shares of common stock of Net Telecommunications, Incorporated, a Nevada corporation and the parent of First Net Tel ("Parent Net Tel"), amounting to 600,000 shares in the aggregate; all fractional shares shall be rounded to the nearest whole share.


               1.3 Survivor's Succession to Corporate Rights. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all of the restrictions, disabilities and duties of Sierra; and all and singular, the rights, privileges, powers and franchises of Sierra, and all property, real, personal and mixed, and all debts due to Sierra on whatever account, as well for stock subscriptions as all other things in action or belonging to Sierra shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Sierra, and the title to any real estate vested by deed or otherwise in Sierra shall not revert or be in any way impaired by reason of the Plan; but all rights of creditors and all liens upon any property of Sierra shall be preserved unimpaired, and all debts, liabilities and duties of Sierra shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

               1.4 Survivor's Succession to Corporate Acts, Plans, Contracts, etc. All corporate acts, plans, policies, contracts, approvals and authorizations of Sierra and its stockholders, its Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective time of the Plan, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Sierra. The employees of Sierra shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Sierra.

               1.5 Survivor's Rights to Assets, Liabilities, Reserves, etc. The assets, liabilities, reserves and accounts of Sierra shall be recorded on the books of the Surviving Corporation at the amounts at which they, respectively, shall then be carried on the books of Sierra, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Plan.

               1.6  Resignations of Present Directors and
     Executive Officers of the Surviving Corporation and Designation of New Directors and Executive Officers. On Closing, with the exception of Michael W. Gorts, who shall remain a director, the present directors and executive officers of First Net Tel shall resign, in seriatim, and designate the directors and executive officers of Sierra to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of the Surviving Corporation, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations. Not less than one member of the Board of Directors of Parent Net Tel shall serve on the Board of Directors of the Surviving Corporation at all times.

               1.7 Principal Office. The principal executive office of the Surviving Corporation shall be located at 8170 West Sahara Avenue, Suite 203, Las Vegas, Nevada 89117. The Surviving Corporation shall also maintain a registered office in the State of Nevada at the same address. The Surviving Corporation shall also maintain an executive office at 917 Tahoe Blvd., Suite 200, Incline Village, Nevada 89450-3709.

               1.8 Adoption. The Plan shall be adopted by the Board of Directors of Parent Net Tel as the sole stockholder of First Net Tel, and by the sole Sierra Stockholder.

               1.9 Dissenters' Rights and Notification. As the Plan requires the affirmative vote of all of the outstanding voting securities of the First Net Tel and Sierra, and the Nevada Revised Statutes do not require a vote of Parent Net Tel stockholders, dissenters' rights are not applicable under the Plan;

               1.10 Delivery of Certificates by the Sierra
     Stockholder. The transfer of the Sierra Shares by the Sierra Stockholder shall be effected by the delivery to Parent Net Tel or its transfer agent of certificates representing the Sierra Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Parent Net Tel and First Net Tel and with any necessary transfer taxes and other revenue stamps affixed (which are usually not applicable) and acquired at the expense of the Sierra Stockholder, and on receipt thereof to the satisfaction of the Surviving Corporation, a stock certificate representing shares in Parent Net Tel shall be issued and delivered to the Sierra Stockholder; as a condition to the exchange of the Sierra Shares, Parent Net Tel and the Surviving Corporation shall require the Sierra Stockholder to execute and deliver and Investment Letter, acknowledging, among other things, that the shares of Parent Net Tel to be received in exchange for the Sierra Shares are "unregistered" and "restricted" securities which have not been registered with the Securities and Exchange Commission or any state regulatory agency, and which must be so registered prior to public sale by the Sierra Stockholder, unless an exemption from such registration is available for any such sale.

               1.11 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be reasonably required or necessary to carry out the terms and provisions hereof.

               1.12 Effective Date. The Effective Date of the Plan shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of the State of Nevada and at such time as all applicable provisions of the Nevada Revised Statutes have been met.

     3. The Plan has been approved by respective Boards of Directors of Parent Net Tel, First Net Tel and Sierra and the stockholders First Net Tel and Sierra, in accordance with the provisions of Section 92A.120 of the Nevada Revised Statutes; no approval of Parent Net Tel stockholders is required under the Nevada Revised Statutes. Sierra has one class of outstanding securities, common, being divided into two classes, A and B, with 6,000 shares of Class A common being outstanding; the sole Sierra Stockholder owning 100% of such securities adopted, ratified and approved the Plan in accordance with Section 78.320 of the Nevada Revised Statutes; and First Net Tel has one class of outstanding securities, such class being common voting stock, and Parent Net Tel, which owns all 1,000 of such securities, adopted, ratified and approved the Plan in accordance with Section 78.320 of the Nevada Revised Statutes.

     4.   The applicable provisions of the Nevada Revised
Statutes relating to the merger of Sierra with and into First Net
Tel will have been complied with upon compliance with any of the filing and recording requirements thereof.

     5. The merger herein provided for shall become effective in the State of Nevada on the date of filing hereof.


                         SIERRA-NET, INC.,


Date:  7/18/96           /s/  Bruce Komito, President


Date:  7/18/96           /s/  Mimi Komito, Secretary


STATE OF UTAH        )
                               ) ss
COUNTY OF WEBER  )

     Personally appeared before me this 18th day of July, 1996, Bruce and Mimi Komito, who duly acknowledged to me that they are the President and Secretary, respectively, of Sierra-Net, Inc., and that they are authorized to and did execute the foregoing Articles of Merger.

                         /s/  Edith Obeso
                         NOTARY PUBLIC


                         NET TELECOMMUNICATIONS, INCORPORATED


Date:  7/22/96           /s/   Michael W. Gorts, President


Date:  7/22/96           /s/   Robert Briare, Secretary


STATE OF NEVADA           )
                                      ) ss
COUNTY OF CLARK          )

     Personally appeared before me this 22nd day of July, 1996, Michael Gorts and Robert Briare, who duly acknowledged to me that they are the President and Secretary, respectively, of Net
Telecommunications, Incorporated, and that they are authorized to and did execute the foregoing Articles of Merger.

                         Sandi Saito
                         NOTARY PUBLIC




                             NEWS RELEASE


FOR IMMEDIATE RELEASE
July 30, 1996

Net Telecommunications, Inc.
Contact:  Michael W. Gorts    702-256-9956
          Robert Briare       702-256-9956
          Facsimile No.       702-256-9233

Sierra-Net, Inc.
Contact:  Bruce Komito        702-832-6911


                NetTelecommunications, Inc. ("NetTel")
                                and
                   Sierra-Net, Inc. ("Sierra-Net')
                         Announce Merger


Las Vegas, Nevada - NetTelecommunications, Inc. (OTC Bulletin
Board: NETQ) announced today that it has entered into a merger agreement with Sierra-Net, Inc. Sierra-Net will become a wholly-owned subsidiary of Net Tel under terms of the agreement, in which shareholders of Sierra-Net will receive stock from NetTel along with a compensation package. Additional terms of transaction were not disclosed.

Michael Gorts, President and CEO of NetTel stated, "Both companies believe that the transaction will enhance their business. NetTel can sell Sierra-net's subscribers long distance access and Sierra-net can sell NetTel's subscribers Internet access."

NetTelecommunications, Inc. is implementing a plan of rapid growth through an aggressive acquisition program of telecommunication service related providers. NetTel is pursuing a strategy of "bundling." Bundling is a market theory that professes the advantages of one-stop shopping for everything: local service, long distance, cellular, paging, video conferencing, Internet access, telemarketing, and maybe cable television. All in one package, under one brand name, with one monthly bill.

Sierra-net, Inc. is a Reno, Nevada based Internet access provider, founded in 1994, to target the resale business, selling services to other smaller Internet access providers.

NetTelecommunications, Inc. is an acquisition vehicle for telecommunication service related providers.


July 30, 1996

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